Exhibit 99.2 First Quarter 2019 April 30th, 2019

IMPORTANT INFORMATION 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward- looking statements are: (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with FCA US LLC may not result in currently anticipated levels of growth, and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander which could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Q1 2019 HIGHLIGHTS 3 » Total auto originations of $7.0 billion, up 10% YoY » Core retail auto loan originations of $2.6 billion, up 14% YoY » Chrysler Capital loan originations of $2.4 billion, up 23% YoY » Chrysler Capital lease originations of $2.0 billion, down 6% YoY » Chrysler average quarterly penetration rate of 31%, up from 28% in Q1 2018 » Santander Bank, N.A. Program originations of $1.0 billion » Net finance and other interest income of $1.1 billion, up 5% YoY » 30-59 delinquency ratio of 8.4%, down 50 basis points YoY » 59-plus delinquency ratio of 4.2%, down 20 basis points YoY » Retail Installment Contract “RIC” gross charge-off ratio of 19.5%, up 100 basis points YoY » Recovery rate of 55.9%, up 90 basis points YoY » RIC net charge-off ratio of 8.6%, up 30 basis points YoY » Troubled Debt Restructuring (“TDR”) balance of $4.9 billion, down $462 million QoQ » Return on average assets of 2.2%, down from 2.5% YoY » $2.9 billion in loan asset-backed securities “ABS” » Expense ratio of 2.1%, down from 2.4% YoY » Common equity tier 1 (“CET1”) ratio of 15.8%, down from 17.0% YoY

ECONOMIC INDICATORS 4 U.S. Auto Sales1 Consumer Confidence3 Units in Millions Index Q1 1966=100 2 Max 101.4 Used Sales Quarterly Total New SAAR Retail Fleet 20 20 98.4 17.3 18 17.318 16 16 13.4 14 13.014 12 12 9.4 10 9.0 10 8 8 ORIGINATIONS 6 6 4.3 3.9 4 4 2 2 Min 55 0 U.S. GDP4 US Unemployment Statistics5% % Max: 4.2 Max:10.0 2.2 2.2 CREDIT 4.1 3.8 Min -4.0 Min: 3.7 1 New car: JD Power Index, monthly data as of March 31, 2019 2 Used car: Edmunds’ data, one quarter lag, data as of December 31, 2018 3 University of Michigan, monthly 4 U.S. Bureau of Economic Analysis, one quarter lag, monthly data as of December 31, 2018 5 U.S. Bureau of Labor Statistics, monthly

AUTO INDUSTRY ANALYSIS 5 Used Vehicle Indices1 SC Recovery Rates Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted % 150 Manheim (Left Axis) JDP Used-Vehicle Price Index (Right Axis) Auction Only Recovery Rate2 Recovery Rate (Quarterly) 3 60% 145 55.9% 140 55.0% 136.0 55% 135 130 50.0% 130.8 50% 125 46.8% 118.8 120.2 120 45% SEVERITY 115 110 40% 105 100 35% Industry Net Loss Rates4 Industry 60+ Day Delinquency Rates4% % Subprime Max 13.6% Subprime Max: 5.9% 5.6% 10.0% 9.6% CREDIT Min 3.3% Min: 1.7% 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 3 Recovery Rate – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 4 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-months lag on data, as of January 31, 2019)

DIVERSIFIED UNDERWRITING ACROSS 6 THE CREDIT SPECTRUM Strong originations and stable flows into the SBNA originations program Three Months Ended Originations % Variance ($ in Millions) Q1 2019 Q4 2018 Q1 2018 QoQ YoY Total Core Retail Auto $ 2,620 $ 2,221 $ 2,293 18% 14% Chrysler Capital Loans (<640)1 1,331 1,337 1,086 0% 23% Chrysler Capital Loans (≥640)1 1,112 1,176 899 (5%) 24% Total Chrysler Capital Retail $ 2,443 $ 2,512 $ 1,985 (3%) 23% Total Leases2 1,967 2,129 2,096 (8%) (6%) Total Auto Originations3 $ 7,030 $ 6,862 $ 6,374 2% 10% Total Personal Lending 289 544 273 (47%) 6% Total SC Originations $ 7,318 $ 7,406 $ 6,647 (1%) 10% Asset Sales4 $ - $ - $ 1,475 NA NA SBNA Originations4 $ 1,036 $ 1,116 $ 24 (7%) NM Average Managed Assets5 $ 54,433 $ 53,804 $ 48,517 1% 12% 1 Approximate FICOs 2 Includes nominal capital lease originations 3 Includes SBNA Originations 4 Asset Sales and SBNA Originations remain off of SC’s balance sheet, servicing rights retained

FIAT CHRYSLER (FCA) RELATIONSHIP 7 Originations growth across all loan channels » Chrysler Capital average quarterly penetration rate of 31% versus 28% YoY FCA Sales1 Dealer Floorplan2 Outstanding (units in millions) ($ in millions) $2,803 2.26 2.25 2.24 $2,681 2.07 $2,484 $2,133 $2,156 0.51 0.56 0.51 0.51 0.50 2015 2016 2017 2018 2019 1Q18 2Q18 3Q18 4Q18 1Q19 YTD Full Year 1 FCA filings; sales as reported on 03/31/2019 2 Dealer receivables originated through SBNA

SERVICED FOR OTHERS (SFO) PLATFORM 8 $1.0 billion in SBNA program originations Serviced for Others Balances, End of Period ($ in millions) $9,511 $9,195 $8,985 $8,723 $8,744 1Q18 2Q18 3Q18 4Q18 1Q19 Santander Flow Sales 1,475 1,156 275 SBNA Originations 24 29 685 1,116 1,036 Other1 972 1 Other includes 2Q18 portfolio conversion

Q1 2019 FINANCIAL RESULTS 9 Three Months Ended (Unaudited, Dollars in Thousands, except per share) % Variance March 31, 2019 December 31, 2018 March 31, 2018 QoQ YoY Interest on finance receivables and loans $ 1,253,580 $ 1,235,889 $ 1,168,540 1% 7% Net leased vehicle income 205,541 204,785 145,595 0% 41% Other finance and interest income 10,247 9,082 7,137 13% 44% Interest expense 334,382 311,196 241,028 7% 39% Net finance and other interest income $ 1,134,986 $ 1,138,560 $ 1,080,244 0% 5% Provision for credit losses 550,879 690,786 510,341 (20%) 8% Profit sharing 6,968 14,255 4,377 (51%) 59% Total other income 51,085 (33,418) 25,053 (253%) 104% Total operating expenses 290,957 256,468 287,912 13% 1% Income before tax $ 337,267 $ 143,633 $ 302,667 135% 11% Income tax expense 89,763 39,295 58,052 128% 55% Net income $ 247,504 $ 104,338 $ 244,614 137% 1% Diluted EPS ($) $ 0.70 $ 0.29 $ 0.68 141% 3% Average total assets $ 44,488,770 $ 43,458,471 $ 39,677,593 2% 12% Average managed assets $ 54,433,129 $ 53,804,349 $ 48,516,758 1% 12%

DELINQUENCY AND LOSS 10 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 11.0% 10.5% 9.6% 8.9% » 30-59 delinquency ratios down 50 basis points YoY 8.4% » >59 delinquency ratios down 20 basis points YoY 6.0% 5.5% 4.4% 4.5% 4.2% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 30-59 >59 Credit: Individually Acquired Retail Installment Contracts, 23.0% Held for Investment 120.0% 20.2% 19.5% 18.5% 110.0% 17.6% 18.0% 100.0% 15.2% 90.0% 13.0% » YoY gross charge-off ratio increased 100 basis points 10.6% 80.0% 8.3% 8.8% 8.6% » YoY net charge-off ratio increased 30 basis points 70.0% 8.0% 6.1% » YoY recovery rate increased 90 basis points 60.0% 60.2% 50.0% 3.0% 55.0% 55.9% 50.0% 47.3% 40.0% -2.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 30.0% Gross Charge-off Ratio Net Charge-off Ratio Recovery Rate (as % of recorded investment)

CREDIT QUALITY: LOSS DETAIL 11 Q1 2018 to Q1 2019 Retail Installment Contract Net Charge-Off Walk ($ in millions) ($17) $33 $58 $615 $541 Q1 2018 Balance Gross Loss Performance Recoveries & Other Q1 2019

PROVISION AND RESERVES 12 Q4 2018 to Q1 2019 ALLL Reserve Walk ($ in millions) $17 ($9) $235 ($307) » QoQ allowance decreased $64 million • New volume and performance adjustment were offset by TDR migration1 and liquidations and other $3,240 $3,176 Q4 2018 New Volume Performance TDR Migration Liquidations & Q1 2019 Adjustment Other Provision Expense and Allowance Ratio ($ in millions) $800 $691 15% $700 $598 $600 $551 $510 $500 Allowance to loans ratio decreased 40 bps to 11.0% QoQ 13% » $407 $400 » Provision for credit losses increased $41 million YoY 12.7% $300 12.1% 12% $200 11.7% 11.4% $100 11.0% $0 10% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Provision for credit losses Allowance Ratio 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring .additional coverage 2 Explanation of quarter over quarter variance are estimates

TDR BALANCE COMPOSITION BY VINTAGE 13 TDR balances are down quarter over quarter TDR Balance by Origination Vintage ($ in billions) $6.30 $6.31 $6.10 $5.89 $6.10 $5.79 2% $5.76 6% 4% 8% 16% 20% $5.38 10% 24% $4.92 14% 26% 1% 35% 37% 27% 17% 37% 37% 27% 36% 27% 34% 29% 32% 27% 31% 24% 22% 29% 20% 18% 17% 16% 32% 15% 28% 23% 21% 18% 16% 14% 12% 11% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2013 & Prior 2014 2015 2016 2017 2018

EXPENSE MANAGEMENT 14 Operating expenses totaled $291 million, an increase of 1% versus the same quarter last year $60,002 $53,804 $54,433 $52,472 $50,445 $50,002 $48,517 5.0% $40,002 $291 $30,002 $288 $277 $272 $256 3.0% $20,002 2.4% 2.2% $10,002 2.1% 2.1% 1.9% $2 1.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Average Managed Assets Total Expenses Expense Ratio ($ millions) ($ millions)

FUNDING AND LIQUIDITY 15 Total funding of $45.4 billion at the end Q1 2019, flat from $45.2 billion at the end of Q4 2018 Asset-Backed Securities Financings ($ Billions) ($ Billions) Amortizing Revolving 19.3 19.7 10.1 10.1 7.7 7.6 5.9 5.3 4.2 4.8 Q4 2018 Q1 2019 Q4 2018 Q1 2019 Q4 2018 Q1 2019 Unused Used » $2.9 billion in 1 SDART and 2 DRIVE transactions » $17.7 billion in commitments from 12 lenders1 » 52% unused capacity on revolving lines at Q1 2019 Santander SBNA Originations ($ Billions) ($ Billions) Term Revolving Contingent 7.0 7.0 1.1 1.0 3.5 3.5 0.5 0.5 3.0 3.0 Q4 2018 Q1 2019 Q4 2018 Q1 2019 » $7.0 billion in total commitments » Stable SBNA flow program originations 1 Does not include repo facilities

CONSISTENT CAPITAL GENERATION 16 SC has exhibited a strong ability to generate earnings and capital, while growing assets CET1 1 TCE/TA 2 17.0% 16.9% 16.9% 16.6% 16.4% 16.5% 15.7% 15.8% 15.8% 15.7% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $ in millions Tangible Assets $39,924 $41,052 $42,701 $43,851 $44,931 Tangible Common Equity $6,608 $6,928 $7,035 $6,909 $7,043 1 Common Equity Tier 1 (CET1) Capital Ratio is a non-GAAP financial measure that begins with stockholders’ equity and then adjusts for AOCI, goodwill/intangibles, DTAs, .cash flow hedges and other regulatory exclusions over risk-weighted assets. See appendix for further details. 2 Tangible common equity to tangible assets is a non-GAAP financial measure defined as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, .excluding Goodwill and intangible assets

APPENDIX

DIVERSIFIED UNDERWRITING ACROSS FULL CREDIT SPECTRUM 18 Originations by Credit (RIC only) ($ in millions) $4,278 $5,344 $4,700 $4,733 $5,063 >640 600-640 28% 540-599 31% 29% 33% 31% <540 16% 17% No FICO 15% 15% 16% Commercial 28% 26% 27% 25% 26% 14% 14% 14% 13% 13% 12% 12% 12% 11% 12% 2% 1% 2% 2% 2% 1Q18 2Q18 3Q18 4Q18 1Q19 New/Used Originations ($ in millions) $4,278 $5,344 $4,700 $4,733 $5,063 40% 42% 50% 43% 48% Used New 60% 58% 50% 57% 52% 1Q18 2Q18 3Q18 4Q18 1Q19 Average loan balance in dollars $21,700 $22,926 $23,110 $24,097 $23,274 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained

HELD FOR INVESTMENT CREDIT TRENDS 19 Retail Installment Contracts1 33.0% 32.9% 32.7% 32.6% 32.4% 21.6% 21.0% 20.3% 19.8% 19.4% 18.4% 18.2% 18.0% 17.8% 17.6% 16.4% 16.2% 15.9% 15.4% 15.0% 11.3% 11.2% 11.2% 11.0% 10.9% 2.2% 1.9% 1.9% 1.9% 1.9% Commercial Unknown <540 540-599 600-639 >=640 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 1 Held for investment; excludes assets held for sale

20

EXCLUDING PERSONAL LENDING DETAIL

Personal lending earned $68 million before operating expenses and taxes

	As of and for the Three Months Ended (Unaudited, Dollars in Thousands)								
	March 31, 2019			December 31, 2018			March 31, 2018		
	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,253,580	$ 96,022	$ 1,157,558	$ 1,235,890	$ 87,863	$ 1,148,027	$ 1,168,540	$ 89,260	$ 1,079,280
Net leased vehicle income	205,541	-	205,541	204,785	-	204,785	145,595	-	145,595
Other finance and interest income	10,247	-	10,247	9,082	-	9,082	7,137	-	7,137
Interest expense	334,382	12,561	321,821	311,196	12,303	298,893	241,028	10,992	230,036
Net finance and other interest income	$ 1,134,986	$ 83,461	$ 1,051,525	$ 1,138,561	$ 75,560	$ 1,063,001	$ 1,080,243	$ 78,268	$ 1,001,975
Provision for credit losses	$ 550,879	$ 83	$ 550,796	$ 690,786	$ 133	$ 690,652	$ 510,342	$ 102	$ 510,240
Profit sharing	(6,968)	2,057	(9,025)	(14,255)	(6,829)	(7,426)	(4,377)	207	(4,584)
Investment gains (losses), net[1]	$ (67,097)	$ (67,691)	$ 594	$ (146,163)	$ (145,756)	$ (407)	$ (86,520)	$ (58,963)	$ (27,557)
Servicing fee income	23,806	-	23,806	26,711	-	26,711	26,182	-	26,182
Fees, commissions and other	94,376	50,535	43,841	86,034	47,701	38,333	85,391	49,487	35,904
Total other income	$ 51,085	$ (17,156)	$ 68,241	$ (33,418)	$ (98,055)	$ 64,637	$ 25,053	$ (9,476)	$ 34,529
Average gross individually acquired retail installment contracts, held for investment and held for sale	$ 28,595,315	-		$ 28,395,046	-		$ 26,915,621	-	
Average gross personal loans	-	$ 1,466,300		-	$ 1,401,626		-	$ 1,459,308	
Average gross operating leases	$ 15,425,190	$ -		$ 14,857,635	$ -		$ 11,441,789	$ -	

1 The current period losses were primarily driven by $67 million of lower of cost or market adjustments related to the held for sale personal lending portfolio, comprised of $109 million in customer default activity, partially offset by a $42 million decrease in market discount, consistent with typical seasonal patterns.

Santander Consumer USA

RECONCILIATION OF NON-GAAP MEASURES 21 (Unaudited, dollars in thousands) March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 Total equity $ 7,158,530 $ 7,018,358 $ 7,141,215 $ 7,033,636 $ 6,713,532 Deduct: Goodwill and intangibles 115,256 109,251 106,233 105,669 105,144 Tangible common equity $ 7,043,274 $ 6,909,107 $ 7,034,982 $ 6,927,967 $ 6,608,388 Total assets $ 45,045,906 $ 43,959,855 $ 42,806,955 $ 41,157,189 $ 40,028,740 Deduct: Goodwill and intangibles 115,256 109,251 106,233 105,669 105,144 Tangible assets $ 44,930,650 $ 43,850,604 $ 42,700,722 $ 41,051,520 $ 39,923,596 Equity to assets ratio 15.9% 16.0% 16.7% 17.1% 16.8% Tangible common equity to tangible assets 15.7% 15.8% 16.5% 16.9% 16.6% Total equity $ 7,158,530 $ 7,018,358 $ 7,141,215 $ 7,033,636 $ 6,713,532 Deduct: Goodwill and other intangible assets, net of deferred tax liabilities 163,444 161,516 162,643 166,241 169,870 Deduct: Accumulated other comprehensive income, net 12,938 33,515 56,601 62,449 63,211 Tier 1 common capital $ 6,982,148 $ 6,823,327 $ 6,921,971 $ 6,804,946 $ 6,480,451 Risk weighted assets (a) $ 44,260,896 $ 43,547,594 $ 42,256,218 $ 40,251,526 $ 38,191,687 Common Equity Tier 1 capital ratio (b) 15.8% 15.7% 16.4% 16.9% 17.0% a) Under the banking agencies' risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to .broad risk .categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values .are added together .with .the measure for market risk, resulting in the Company's and the Bank's total Risk weighted assets b) CET1 is calculated under Basel III regulations required as of January 1, 2015.

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